EQUITY PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

EQUITY PORTFOLIOS

SUPPLEMENT DATED MARCH 7, 2011 TO

PROSPECTUS DATED JULY 31, 2010

The following replaces the paragraph under MANAGEMENT — Investment Adviser and Portfolio Manager on page 5 of the Prospectus:

Investment Adviser and Portfolio Manager. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Portfolio. Matthew Peron, Senior Vice President of Northern Trust, and Christopher D. Shipley, Vice President of Northern Trust, have been managers of the Portfolio since March 2011.

The following replaces the second paragraph under Portfolio Management on page 12 of the Prospectus:

The managers for the Large Cap Equity Portfolio are Matthew Peron, Senior Vice President of Northern Trust, and Christopher D. Shipley, Vice President of Northern Trust. Both have had such responsibility since March 2011. Since joining Northern Trust in November 2005, Mr. Peron has managed various equity portfolios. From January 2005 to November 2005, Mr. Peron was the deputy chief risk officer for Alliance Capital Management. Since joining Northern Trust in April 2000, Mr. Shipley was an equity analyst until December 2010, when he became the director of equity research.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT LC (3/11)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS